UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2007 (September 3, 2007)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51704	98-0435537
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 479 You Dong Road,
Xinzhuang Town, Shanghai 201100
People’s Republic of China
(Address of Principal Executive Offices)

(8621) 5488-8436
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Perfectenergy International Limited (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 Changes in Registrant's Certifying Accountant

The Registrant terminated Jewett, Schwartz, Wolfe & Associates (“JSW”) as the Registrant’s independent auditors effective as of September 3, 2007. This action has been approved by the Registrant’s Board of Directors. JSW served as the Registrant's independent auditors for the Registrant's fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004 while the Registrant operated under the name “Crestview Development Corporation.” JSW’s reports were for periods prior to the Registrant’s recent reverse merger with Perfectenergy International Limited, an international business company incorporated under the laws of the British Virgin Islands (“Perfectenergy BVI”), when the Registrant was operating under the name “Crestview Development Corporation.” JSW’s reports on the Registrant's financial statements for the Registrant's fiscal years ended October 31, 2006 and October 31, 2005 (and the prior period from inception on February 25, 2004) (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:

(1)
In JSW’s report dated February 12, 2007 for financial statements for the Registrant’s fiscal year ended October 31, 2006, which was prior to the Registrant’s recent reverse merger with Perfectenergy BVI, JSW indicated that: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company incurred a net loss of $97,849 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its exploration activities.  These factors raise substantial doubt that the Company will be able to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(2)
In JSW’s report dated December 6, 2005 for financial statements for the Registrant’s fiscal year ended October 31, 2005 and the prior period from inception on February 25, 2004, which was prior to the Registrant’s recent reverse merger with Perfectenergy BVI, JSW indicated that: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company incurred a net loss of $5,035 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its exploration activities.  These factors raise substantial doubt that the Company will be able to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Registrant's former fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, and until JSW’s termination, there were no disagreements with JSW within the meaning of Item 304 of Regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to JSW’s satisfaction, would have caused JSW to make reference to the subject matter of the disagreements in connection with its Reports.

During the Registrant's former fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, and until JSW’s termination, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-B).

The Registrant has requested JSW to review the disclosure contained herein and has asked JSW to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of JSW’s views, or the respects in which JSW does not agree with the statements contained herein. A copy of JSW’s letter will be filed hereto as an Exhibit in an amendment to this Current Report on Form 8-K.

On September 3, 2007, the Registrant engaged Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as the Registrant's outside independent accounting firm. This action has also been approved by the Registrant’s Board of Directors. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Moore Stephens, neither the Registrant nor anyone on the Registrant's behalf consulted with Moore Stephens regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a "disagreement" or a "reportable event."

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exh. No.	Description
16.1	Letter from Jewett, Schwartz, Wolfe & Associates *
99.1	Letter from the Registrant to Jewett, Schwartz, Wolfe & Associates, dated September 3, 2007

* To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTENERGY INTERNATIONAL LIMITED (Registrant)

Date: September 4, 2007	/s/ Wennan Li
Wennan Li, Chief Executive Officer